UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2017

Xilinx, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-18548	77-0188631
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

2100 Logic Drive, San Jose, California	95124
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (408) 559-7778

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Executive Incentive Plan for Fiscal Year 2018

On May 11, 2017, the Compensation Committee of the Board of Directors (“Compensation Committee”) of Xilinx, Inc. (the "Company")approved the Company’s Executive Incentive Plan for fiscal 2018 (the “2018 Incentive Plan”). The 2018 Incentive Plan is designed to tie executive compensation to the executive’s achievement of individual performance goals and the Company’s achievement of financial objectives. The 2018 Incentive Plan is effective as of April 2, 2017.

The 2018 Incentive Plan provides for a cash bonus calculated as a percentage of the executive officer’s base salary. For fiscal 2018, the bonus target for the Chief Executive Officer (“CEO”), Moshe N. Gavrielov, is 150% of his base salary; the bonus target for the Chief Operating Officer, Victor Peng, is 115% of his base salary; the bonus target for executive vice presidents, Krishna Rangasayee and Vincent L. Tong, is 100% of their respective base salaries; the bonus target for senior vice president, Lorenzo A. Flores, is 80% of his base salary; and the bonus target for all other Section 16 executive officers is 80% of their respective base salaries.

Under the 2018 Incentive Plan, cash bonuses for the CEO and all other executive officers are determined using three different components, each with a different weighting. The three components are: (1) the Company’s revenue growth (the “Growth Component”), weighted at 40%; (2) the Company’s operating profit determined in accordance with U.S. GAAP (the “OP Component”), weighted at 35%; and (3) individual performance goals pertaining to each officer’s position and responsibilities (the “Individual Performance Component”), weighted at 25%. For all executive officers other than the CEO, the OP Component and the Individual Performance Component are paid on a semi-annual basis, and the Growth Component is paid on an annual basis. For the CEO, the OP Component is paid on a semi-annual basis, and the Individual Performance Component and the Growth Component are paid on an annual basis. At the discretion of the Compensation Committee, any extraordinary or one-time charges may be excluded for purposes of calculating the cash bonuses under the 2018 Incentive Plan.

Growth Component

The Growth Component is designed to reward year-over-year revenue growth. The Growth Component is subject to a minimum threshold for any payout and a multiplier that increases the target payout depending on Company performance. The Growth Component multiplier is 10% if the minimum threshold is met, and 100% if the target is met. If the target revenue growth percentage is met, the multiplier increases by increments of 20% for each percentage increase in revenue growth, and is capped at an annual maximum of 200%.

OP Component

The OP Component is determined by a formula which measures and rewards improvements in the Company’s operating profit. The OP Component is subject to a minimum threshold for any payout and a multiplier that increases the payout depending on Company performance. For the OP Component, the minimum threshold of operating profit percentage is subject to a multiplier of 10%, and the multiplier increases to 100% when the target range of operating profit percentage is met. Thereafter, the multiplier increases until it is capped at a maximum of 200% for each semi-annual measurement period.

Individual Performance Component

For all executive officers other than the CEO, the Individual Performance Component is based on a maximum of ten individual performance goals per semi-annual performance period. The CEO’s Individual Performance Component is based on a maximum of ten individual performance goals for the annual performance period. For all executive officers, achievement of each goal is measured on a scale of 0% achievement to 150% achievement. The threshold for any payout of the Individual Performance Component is 50% overall achievement, and the maximum performance is capped at 150%.

Named Executive Officer Fiscal 2018 Salary and Bonus Target

During its meeting on May 11, 2017, the Compensation Committee also approved changes in the bonus target and base salary for Messrs. Tong and Flores. Following are the salary and bonus targets for fiscal 2018 for the following named executive officers:

Named Executive Officer	Fiscal 2018 Salary	Fiscal 2018 Bonus Target
Moshe N. Gavrielov	$800,000	150%
Lorenzo A. Flores	$415,000	80%
Victor Peng*	$550,000	115%
Vincent L. Tong	$440,000	100%
Krishna Rangasayee*	$425,000	100%
*The base salaries and bonus targets for Messrs. Peng and Rangasayee were approved by the Compensation Committee on April 10, 2017.
Named Executive Officer and New CFO Equity Grants
The Compensation Committee also approved performance-based restricted stock unit (“RSU”) awards to the executive officers with an effective grant date of July 3, 2017. The target number of performance-based RSU awards is calculated by dividing a cash value by the average closing share price of the Company’s stock from April 1, 2017 to July 1, 2017, rounded up to the nearest 500th stock unit. For fiscal 2018, the cash value for the CEO is $5,400,000; for our CFO $900,000; for Victor Peng is $1,600,000; for Vincent L. Tong is $1,250,000; and for Krishna Rangasayee is $1,250,000.
The performance-based RSUs have four performance-based metrics, including 28nm revenue, 20nm/16nm revenue, technology leadership and quality leadership. Following the end of fiscal 2018, the performance metrics are evaluated and the degree of overall achievement, between 0% and 185%, is determined. The number of earned performance-based RSUs may increase with over achievement of the applicable performance metrics, including up to a maximum of 185% of the target number of performance-based RSUs. Following determination of the number of performance-based RSUs earned, the RSUs actually awarded will be subject to time-based vesting in three equal annual installments, starting one year from the date of grant.
Additionally, as part of Mr. Gavrielov's amended and restated employment agreement and as previously disclosed in the Form 8-K filed with the Securities and Exchange Commission (the "SEC") on April 12, 2017, the Compensation Committee approved a $10,000,000 time-based RSU award for Mr. Gavrielov with an effective date of July 3, 2017. The number of time-based RSUs is calculated by dividing $10,000,000 by the average closing share price of the Company’s stock from April 1, 2017 to July 1, 2017, rounded up to the nearest 500th stock unit. The award vests according to the terms of Mr. Gavrielov's amended and restated employment agreement, which is Exhibit 10.1 to the Form 8-K filed with the SEC on April 12, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XILINX, INC.

Date: May 12, 2017	By:	/s/ Scott Hover-Smoot
Scott Hover-Smoot
Senior Vice President, General Counsel and Secretary